UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2010

COLONY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34456	27-0419483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Broadway, 6th Floor Santa Monica, CA		90404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On December 20, 2010, Colony Financial, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), by and among the Company, and certain institutional investors named therein (the “Investors”), pursuant to which the Company agreed to sell to the Investors, in private placements exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), an aggregate of 2,750,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at a purchase price of $20.25 per share, or $55,687,500 in the aggregate. In connection with the Purchase Agreement, the Company agreed to reimburse the Investors for their reasonable out-of-pocket costs related to the Purchase Agreement and the transactions contemplated thereby.

In connection with the Purchase Agreement, the Company has agreed that, if, at any time prior to the one year anniversary of the closing under the Purchase Agreement (the “Closing Date”), the Company determines to offer, sell, grant any option to purchase, or otherwise dispose of any shares of its Common Stock or any security, option, warrant, right or claim exercisable into, exchangeable for, or convertible into Common Stock (“Common Stock Equivalents”) for cash, but excluding, among other things, offerings under equity compensation plans, issuances in consideration of assets, issuances to affiliates and stock dividends (each such offer, sale, grant or disposition, a “Subsequent Placement”), the Company must, subject to certain exceptions, offer the Investors the opportunity to participate in such Subsequent Placement on the same terms available to other potential investors in the Subsequent Placement. The Company’s obligation to offer the Investors the opportunity to participate in any Subsequent Placement is limited to the amount that, when combined with the shares of Common Stock acquired under the Purchase Agreement and any shares of Common Stock issued under the Anti-Dilution Purchase Price Adjustment and the Registration Statement Purchase Price Adjustment, both of which are described below, allows the Investors to at least maintain their percentage ownership interest in the Company as measured immediately prior to the Subsequent Placement, subject to certain limitations set forth in the Purchase Agreement, including with respect to the Company’s ownership limit. In addition, the Investors’ right to participate in any Subsequent Placement is limited to the maximum number of shares of Common Stock or Common Stock Equivalents that may be issued without approval of the Company’s stockholders pursuant to the listing requirements of the New York Stock Exchange.

In addition, if, at any time prior to the one year anniversary of the Closing Date, the Company issues Common Stock in any Subsequent Offering for a gross price less than $20.25 per share (as adjusted as set forth in the Purchase Agreement) or Common Stock Equivalents in any Subsequent Offering where the exercise price plus the purchase price is less than $20.25 per share (as adjusted as set forth in the Purchase Agreement), the Company will issue (without any additional payment to the Company by the Investors) an additional number of shares of Common Stock (or pay an equivalent amount of cash as determined in accordance with the terms of the Purchase Agreement) to the Investors in an amount necessary to reduce the aggregate purchase price paid by the Investors under the Purchase Agreement to the purchase price paid by participants in any Subsequent Placement (such issuance, the “Anti-Dilution Purchase Price Adjustment”).

The Company also has agreed that, if the resale registration statement discussed below under “Registration Rights Agreement” has not been declared effective within 270 days of the Closing Date, the Investors shall receive a downward adjustment to the purchase price paid under the Purchase Agreement in an amount that, when combined with any previous Anti-Dilution Purchase Price Adjustment, is equal to 5% of the purchase price paid under the Purchase Agreement (the “Registration Statement Purchase Price Adjustment”). The Company may elect, in its sole and absolute discretion, to pay the Registration Statement Purchase Price adjustment in cash instead of shares of Common Stock.

The Company and the Investors have agreed that under no circumstances will the number of shares issued under the Anti-Dilution Purchase Price Adjustment and the Registration Statement Purchase Price Adjustment, when combined with the aggregate number of initial shares purchased by the Investors under the Purchase Agreement, exceed the ownership limits contained in the Company’s charter (as modified by any ownership limit waiver with respect to the Investors) or the maximum number of shares that may be issued without approval of the Company’s stockholders pursuant to the listing requirements of the New York Stock Exchange. To the extent that the Company would otherwise be obligated to issue additional shares of Common Stock in satisfaction of the Anti-Dilution Purchase Price Adjustment in excess of the ownership limits contained in the Company’s charter (as modified by any ownership limit waiver with respect to the Investors) or the maximum number of shares that may be issued without approval of the Company’s stockholders pursuant to the listing requirements of the New York Stock Exchange, the Company will pay an amount of cash in lieu of such additional shares in the manner set forth in the Purchase Agreement.

Pursuant to the Purchase Agreement, the Investors have agreed that, for two years following the Closing Date, they and their affiliates will not, among other things, (i) acquire additional shares of Common Stock or Common Stock Equivalents in excess of the ownership limits contained in the Company’s charter (as modified by any ownership limit waiver with respect to the Investors), (ii) make or otherwise participate or engage in any proxy solicitation or advise or influence any person with respect to voting of the Company’s securities, (iii) form, join or in any way participate in a “group” within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, or (iv) act, alone or in concert with others, to seek to control or influence the management, Board of Directors, governing instruments or policies and affairs of the Company.

The Purchase Agreement contains customary representations and warranties and obligates the Company to hold harmless and indemnify the Investors for any and all damage, loss, liability and expense arising out of any misrepresentation or breach of warranty made by the Company in the Purchase Agreement.

Registration Rights Agreement

Concurrently with the execution of the Purchase Agreement, the Company and the Investors also entered into a Registration Rights Agreement pursuant to which the Company has agreed to use its reasonable best efforts to file a resale registration statement covering the shares of Common Stock sold to the Investors under the Purchase Agreement within 90 days of the Closing Date. The Company has agreed that, if the shares of Common Stock sold to the Investors under the Purchase Agreement have not been registered within 270 days of the Closing Date, the Investors shall receive the Registration Statement Purchase Price Adjustment discussed above. The Company will pay all of the costs and expenses related to the filing of the resale registration statement.

The foregoing summaries of the Purchase Agreement and the Registration Rights Agreement and the transactions contemplated thereby contained in this item do not purport to be complete descriptions and are qualified in their entirety by reference to the terms and conditions contained in the Purchase Agreement and the Registration Rights Agreement, copies of which are attached as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference. Capitalized terms used in this item and not defined herein have the meanings given to such terms in the Purchase Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

The issuance and sale of the Shares to the Investors is exempt from the registration requirements of the Securities Act pursuant to Section 4(2) and/or Regulation D promulgated under the Securities Act (“Regulation D”). Each of the Investors has represented to the Company that it is an “accredited investor” as defined in Regulation D and that the Shares are being acquired for investment purposes. The Company has not engaged in a general solicitation or advertising with regard to the issue and sale of the Shares and has not offered securities to the public in connection with this issuance and sale.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Securities Purchase Agreement, dated December 20, 2010, among Colony Financial, Inc. and the Investors named therein

10.2	Registration Rights Agreement, dated December 20, 2010, among Colony Financial, Inc. and the Investors named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2010	COLONY FINANCIAL, INC.

	By:	/S/ RONALD M. SANDERS
Ronald M. Sanders
Chief Legal Officer and Secretary

EXHIBIT INDEX

10.1	Securities Purchase Agreement, dated December 20, 2010, among Colony Financial, Inc. and the Investors named therein

10.2	Registration Rights Agreement, dated December 20, 2010, among Colony Financial, Inc. and the Investors named therein